Joint Filer Information

Name:	Double Black Diamond Offshore Ltd.
Address:	2100McKinney Avenue, Suite 1800
Dallas, TX 75201
Designated Filer:	Carlson Capital, L.P.
Issuer:	EPL Oil & Gas, Inc.
Date of Event Requiring Statement: May 6, 2013
Signature:

DOUBLE BLACK DIAMOND OFFSHORE LTD.

By: Carlson Capital, L.P., its investment manager

/s/ Clint D. Carlson
By: Clint D. Carlson
Title: President

Name:	Black Diamond Offshore Ltd.
Address:	2100McKinney Avenue, Suite 1800
Dallas, TX 75201
Designated Filer:	Carlson Capital, L.P.
Issuer:	EPL Oil & Gas, Inc.
Date of Event Requiring Statement: May 6, 2013
Signature:

BLACK DIAMOND OFFSHORE LTD.

By: Carlson Capital, L.P., its investment manager

/s/ Clint D. Carlson
By: Clint D. Carlson
Title: President

Name:	Double Black Diamond, L.P.
Address:	2100McKinney Avenue, Suite 1800
Dallas, TX 75201
Designated Filer:	Carlson Capital, L.P.
Issuer:	EPL Oil & Gas, Inc.
Date of Event Requiring Statement: May 6, 2013
Signature:

DOUBLE BLACK DIAMOND, L.P.

By: Carlson Capital, L.P., its investment manager

/s/ Clint D. Carlson
By: Clint D. Carlson
Title: President

Name:	Double Black Diamond Intermediate Ltd.
Address:	2100McKinney Avenue, Suite 1800
Dallas, TX 75201
Designated Filer:	Carlson Capital, L.P.
Issuer:	EPL Oil & Gas, Inc.
Date of Event Requiring Statement: May 6, 2013
Signature:

DOUBLE BLACK DIAMOND INTERMEDIATE LTD.

By: Carlson Capital, L.P., its investment manager

/s/ Clint D. Carlson
By: Clint D. Carlson
Title: President

Name:	Asgard Investment Corp.
Address:	2100McKinney Avenue, Suite 1800
Dallas, TX 75201
Designated Filer:	Carlson Capital, L.P.
Issuer:	EPL Oil & Gas, Inc.
Date of Event Requiring Statement: May 6, 2013
Signature:

ASGARD INVESTMENT CORP.

/s/ Clint D. Carlson
By: Clint D. Carlson
Title: President

Name:	Asgard Investment Corp. II
Address:	2100McKinney Avenue, Suite 1800
Dallas, TX 75201
Designated Filer:	Carlson Capital, L.P.
Issuer:	EPL Oil & Gas, Inc.
Date of Event Requiring Statement: May 6, 2013
Signature:

ASGARD INVESTMENT CORP. II

/s/ Clint D. Carlson
By: Clint D. Carlson
Title: President

Name:	Clint D. Carlson
Address:	2100McKinney Avenue, Suite 1800
Dallas, TX 75201
Designated Filer:	Carlson Capital, L.P.
Issuer:	EPL Oil & Gas, Inc.
Date of Event Requiring Statement: May 6, 2013
Signature:

/s/ Clint D. Carlson
Clint D. Carlson